SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 28, 2005
                                  -------------


                              ALPHA SPACECOM, INC.
                              --------------------
        (Exact name of small business issuer as specified in its charter)


        Nevada                       000-13628                  13-3183646
        ------                       ---------                  ----------
State or other jurisdiction    Commission File Number      (IRS Employer ID No.)
    of incorporation)

                           Room 710, Zhou Ji Building
                                No. 16 Ande Road
                               Dongcheng District
                              Beijing 100011, China
                              ---------------------
                    (Address of principal executive offices)

                                011-852-2602-3761
                                -----------------
                           (Issuer's Telephone Number)


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Item 8.01  Other Events

     Attached is a press release that the Company intends to release upon filing of this report.

Item 9.01 Financial Statements and Exhibits

Exhibit No.     Description
-----------     -----------

99.3            Copy of Press Release Dated July 28, 2005








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                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         ALPHA SPACECOM, INC.
                                         (Registrant)

Dated: July 28, 2005

                                         By: s/Xuedong Hu
                                             -----------------------------------
                                             Xuedong Hu, Chief Executive Officer